UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 19, 2019

(Date of earliest event reported)

CD 2016-CD1 Mortgage Trust

(Central Index Key Number of issuing entity: 0001679327)

(Exact name of issuing entity)

German American Capital Corporation

(Central Index Key Number of sponsor: 0001541294)

Citigroup Global Markets Realty Corp.

(Central Index Key Number of sponsor: 0001541001)

Deutsche Mortgage & Asset Receiving Corporation

(Central Index Key Number of registrant: 0001013454)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-206705-05

(Commission File No.)

04-3310019

(IRS Employer Identification No.)

60 Wall Street

New York, New York

(Address of principal executive offices)

10005

(Zip Code)

Registrant’s telephone number, including area code   (212) 250-2500

Not Applicable

              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 6 - Asset-Backed Securities

Item 6.02. Change of Servicer or Trustee

Effective August 19, 2019, pursuant to Section 7.01 of the Trust and Servicing Agreement, dated as of August 6, 2016, relating to COMM 2016-GCT Mortgage Trust, out of which The Gas Company Tower & World Trade Center Parking Garage Loan is being serviced, AEGON USA REALTY ADVISORS, LLC (“AEGON”), an Iowa limited liability company, has been appointed the special servicer.  The principal executive offices of AEGON are located at 6300 C Street SW, Cedar Rapids, IA 52499.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Registrant)
Date: August 21, 2019
	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director